Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
15.	Commitments and Contingencies

a)	The Partnership may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Partnership believes that any adverse outcome, individually or in the aggregate, of any existing claims would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers or Teekay Corporation.

On November 13, 2006, the Partnership’s shuttle tanker, the Navion Hispania, collided with the Njord Bravo, an FSO unit, while preparing to load an oil cargo from the Njord Bravo. The Njord Bravo services the Njord field, which is operated by Statoil Petroleum AS (or Statoil) and is located off the Norwegian coast. At the time of the incident, Statoil was chartering the Navion Hispania from the Partnership. The Navion Hispania and the Njord Bravo both incurred damage as a result of the collision. In November 2007, Navion Offshore Loading AS (or NOL), a subsidiary of the Partnership, and two subsidiaries of Teekay Corporation were named as co-defendants in a legal action filed by Norwegian Hull Club (the hull and machinery insurers of the Njord Bravo) and various licensees in the Njord field. The Plaintiffs sought damages for vessel repairs, expenses for a replacement vessel and other amounts related to production stoppage on the field, totaling NOK 213,000,000 (approximately $38.3 million). The Stavanger District Court found that NOL is liable for damages except for damages related to certain indirect or consequential losses. The court also found that Statoil ASA is liable to NOL for the same amount of damages to NOL. The parties have appealed the decision. As a result of the judgment, as at December 31, 2012 and 2011, the Partnership has recognized a liability of NOK 76,000,000 (approximately $13.7 million, which is a reduced amount in accordance with the court’s decision to exclude a large part of the indirect or consequential losses) to the Plaintiffs and a corresponding receivable from Statoil recorded in other liabilities and other assets, respectively.

The Partnership believes the likelihood of any losses relating to the claim is remote. The Partnership believes that the charter contract relating to the Navion Hispania requires that Statoil be responsible and indemnify the Partnership for all losses relating to the damage to the Njord Bravo. The Partnership and Teekay Corporation also maintain protection and indemnity insurance for damages to the Navion Hispania and insurance for collision-related costs and claims. The Partnership believes that these insurance policies will cover the costs related to this incident, including any costs not indemnified by Statoil, subject to standard deductibles. In addition, Teekay Corporation has agreed to indemnify the Partnership for any losses it may incur in connection with this incident.

b)	During 2010, an unrelated party contributed a shuttle tanker with a value of $35.0 million to a subsidiary of the Partnership for a 33% equity interest in the subsidiary. The equity issuance resulted in a dilution loss of $7.4 million. The non-controlling interest owner in the subsidiary holds a put option which, if exercised, would obligate the Partnership to purchase the non-controlling interest owner’s 33% share in the entity for cash in accordance with a defined formula. The redeemable non-controlling interest is subject to remeasurement if the formulaic redemption amount exceeds the carrying value. No remeasurement was required as at December 31, 2012.

c)	In June 2011, the Partnership entered into a new long-term contract with a subsidiary of BG Group plc (or BG) to provide shuttle tanker services in Brazil. The contract with BG will be serviced by four newbuilding shuttle tankers to be constructed by Samsung Heavy Industries in South Korea for a total cost of approximately $446 million (excluding capitalized interest and miscellaneous construction costs). As at December 31, 2012, payments made towards these commitments totaled $122.7 million and the remaining payments required to be made under these newbuilding contracts are $323.3 million (2013). Upon their scheduled delivery in mid-to-late 2013, the vessels will commence operations under 10-year, fixed-rate time-charter-out contracts. The contract with BG also includes certain extension options and vessel purchase options exercisable by the charterer.

d)	On October 1, 2011, the Partnership acquired from Teekay Corporation a newbuilding shuttle tanker, the Scott Spirit, for $116.0 million. The purchase price is subject to adjustment for up to an additional $12 million based upon incremental shuttle tanker revenues above projections used for the sales price valuation generated during the two years following the acquisition. As a result, on October 1, 2012, the partnership paid an additional $5.9 million to Teekay Corporation (see notes 4 and 12i).

e)	In November 2011, Teekay Corporation agreed to acquire from Sevan Marine ASA (or Sevan) the Voyageur Spirit (formerly known as the Sevan Voyageur) FPSO unit upon the completion of certain upgrades, which were completed in the fourth quarter of 2012, and commencement of the unit’s charter contract, which is expected to be in April 2013. In September 2012, the Partnership agreed to acquire the Voyageur Spirit FPSO unit from Teekay Corporation at a purchase price of approximately $540 million, subject to financing. This acquisition is expected to take place upon commencement of the unit’s charter contract. The Voyageur Spirit will operate on the Huntington Field in the North Sea under a five-year firm period contract with E.ON Ruhrgas UK E&P Limited, plus extension options. The Partnership expects to finance the acquisition through the assumption of a new $330 million debt facility secured by the asset, a portion of the proceeds from the Partnership’s public offering completed in September 2012 and a $40 million equity private placement of common units to Teekay Corporation.

f)

In November 2012, the Partnership agreed to acquire a 2010-built HiLoad Dynamic Positioning (or DP) unit from Remora AS (or Remora), a Norway-based offshore marine technology company, for a total purchase price of approximately $55 million, including modification costs. The HiLoad DP unit is a self-propelled dynamic positioning system that attaches to and keeps conventional tankers in position when loading from offshore installations. The transaction is subject to finalizing a ten-year time-charter contract with Petroleo Brasileiro SA (or Petrobras) in Brazil. The acquisition of the HiLoad DP unit is expected to be completed in the second quarter of 2013 and the unit is expected to commence operating at its full time-charter rate in early 2014 once modifications, delivery of the DP unit to Brazil, and operational testing have been completed. As part of the transaction, Teekay Corporation has also agreed to invest approximately $4.4 million to acquire a 49.9% ownership interest in a recapitalized Remora. In addition, the Partnership will enter into an omnibus agreement with Remora which will provide the Partnership with the right of first refusal to acquire future HiLoad projects developed by Remora.